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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) :
                     SEPTEMBER 20, 1999 (SEPTEMBER 9, 1999)
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                      ADVANCED COMMUNICATION SYSTEMS, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
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                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

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
              0-22737                                                              54-1421222
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        (COMMISSION FILE NUMBER)                                          (IRS EMPLOYER IDENTIFICATION NO.)


          10089 LEE HIGHWAY, FAIRFAX, VIRGINIA                                             22030
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         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                                        (ZIP CODE)
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                                 (703) 934-8130
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5.           OTHER EVENTS.

On September 9, 1999, Advanced Communication Systems, Inc. ("ACS") acquired all the outstanding shares of Program Support Associates, Inc. ("PSA"), a Virginia corporation, for $2.5 million in cash and additional earn-out payments upon achievement of certain financial goals in the next sixteen months. The transaction will be accounted for as a purchase.

PSA develops, installs and supports online, real time financial management information systems to the Department of Defense. PSA is headquartered in Charlottesville, Virginia, and has operations in Charlottesville, San Diego, and the Washington, D.C. area. Its clients include Space and Naval Warfare Systems Command and Centers, Naval Sea Systems Command, and the U.S. Army.

ITEM 7(c).        EXHIBITS.

99.1     PRESS RELEASE

Press release dated September 9, 1999, announcing the acquisition of Program Support Associates, Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 20, 1999          ADVANCED COMMUNICATION SYSTEMS, INC.


                                                 /S/ Dev Ganesan
                                       -----------------------------------------
                                                  Dev Ganesan
                                          Executive Vice President, Chief
                                          Financial Officer and Treasurer